UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2025

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modifications to Rights of Security Holders

On March 10, 2025, Faraday Future Intelligent Electric Inc. (the “Company”) filed an amendment (the “Certificate of Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) with the office of the Secretary of State of the State of Delaware to effect an increase in the number of authorized shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) from 104,245,313 to 129,245,313, increasing the total number of authorized shares of Common Stock and preferred stock from 114,245,313 to 139,245,313. The Certificate of Amendment was authorized by the stockholders of the Company at the Company’s Special Meeting (as defined below).

The foregoing description of the Certificate of Amendment is a summary and is qualified in its entirety by the terms of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

On March 10, 2025, prior to the Company’s filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the office of the Secretary of State of the State of Delaware with respect to the Company’s Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), following the automatic redemption of all outstanding shares of Series A Preferred Stock after the conclusion of the Company’s Special Meeting (as defined below). The Certificate of Elimination (i) eliminated the previous designation of one (1) share of Series A Preferred Stock from the Charter, which was not outstanding at the time of filing, and (ii) caused such share of Series A Preferred Stock to resume its status as an authorized but unissued and non-designated share of preferred stock.

The foregoing description of the Certificate of Elimination is a summary and is qualified in its entirety by the terms of the Certificate of Elimination, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 7, 2025, the Company held a special meeting of stockholders (the “Special Meeting”). The purpose of the Special Meeting was described in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on February 10, 2025 (the “Definitive Proxy Statement”).

As of January 28, 2025, the record date for the Annual Meeting (the “Record Date”), 72,943,568 shares of Common Stock and one share of Series A Preferred Stock were outstanding and entitled to vote at the Special Meeting. A total of 31,405,181 shares of the Company’s Common Stock and one share of the Series A Preferred Stock were present at the Special Meeting, by virtual attendance or by proxy, which represents approximately 43.05% of the shares of the Company’s Common Stock outstanding (constituting a quorum) and all of the shares of Series A Preferred Stock outstanding, as of the Record Date.

Set forth below are the final voting results, based on the certified final report provided by the inspector of elections of the Annual Meeting, for Proposal 1, Proposal 2, Proposal 3 and Proposal 4 (collectively, the “Proposals”), each of which is set forth below and described in detail in the Definitive Proxy Statement.

Proposal 1: Share Authorization Proposal

The Company’s stockholders approved an amendment to the Charter to increase the number of authorized shares of Common Stock from 104,245,313 to 129,245,313, increasing the total number of authorized shares of Common Stock and preferred stock from 114,245,313 to 139,245,313. The final voting results, including 3,000,000,000 votes represented by the share of Series A Preferred Stock voted in the same proportion as the votes cast by shares of Common Stock on Proposal 1, are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,411,048,588	350,183,768	249,109,765	21,063,060

Proposal 2: Private Placements Proposal

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), to issue (i) 10,855,757 shares of Common Stock issuable upon conversion of certain senior convertible notes issued by the Company pursuant to an Exchange Agreement, dated August 29, 2024, by and among the Company and the purchasers party thereto; (ii)(A) 57,288,691 shares of Common Stock issuable upon conversion of the secured convertible promissory notes and certain incremental secured convertible promissory notes issuable upon exercise of the incremental note purchase warrants and (B) 5,931,538 shares of Common Stock issuable upon exercise of common stock purchase warrants and certain placement agent warrants issued pursuant to a Securities Purchase Agreement, dated September 5, 2024, by and among the Company and the purchasers party thereto; and (iii)(A) 57,280,430 shares of Common Stock issuable upon conversion of unsecured convertible promissory notes and certain incremental unsecured convertible promissory notes issuable upon exercise of certain incremental note purchase warrants and (B) 25,874,953 shares of Common Stock issuable upon exercise of certain common stock purchase warrants issued pursuant to a Securities Purchase Agreement, dated December 21, 2024, by and among the Company and the purchasers party thereto.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,366,911	1,139,556	835,654	21,063,060

Proposal 3: Appointment of MGO as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The final voting results are as follows:

Votes For	Votes Against	Abstentions
29,677,781	750,897	976,503

Proposal 4: Adjournment Proposal

The Company’s stockholders approved the adjournments of the Special Meeting by the Company to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes were not represented at the Special Meeting to approve the Proposals, by the following vote:

Votes For	Votes Against	Abstentions
28,423,598	2,057,015	924,568

Item 7.01 Regulation FD Disclosure

On March 9, 2025, the Company issued a press release with respect to the voting results of the Special Meeting set forth in Item 5.07 above. A copy of such press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Faraday Future Intelligent Electric Inc.
3.2	Certificate of Elimination of Series A Preferred Stock.
99.1	Press Release, dated as of March 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: March 11, 2025	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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